Exhibit 10.15.1

CONFIDENTIAL
*GRAND ALLIANCE INTERNATIONAL LIMITED UNIT A 4/F MEYER INDUSTRIAL BUILDING 2 CHONG YIP STREET KWUN TONG KLN HK

Date/日期 : 08/03/2022	Ref : 2760(100PM)

Dear Customer 親愛的客戶：

SME Financing Guarantee Scheme – Special 100% Loan Guarantee 中小企融資擔保計劃-「百分百擔保特惠貸款」 Principal Payment Holiday1 and/ or Tenor Adjustment Confirmation Advice 還息不還本 1 及/或調整還款期確認通知書

Original Loan Account No. 原貸款戶口號碼	:	52694283
New Loan Account No. 新貸款戶口號碼	:	53304195
Borrower Name 貸款公司名稱	:	*GRAND ALLIANCE INTERNATIONAL LIMITED

Thank you for your application for Principal Payment Holiday and/ or Tenor Adjustment to your original Business Instalment Loan. We are pleased to advise that your application is approved and will be effective from 07/03/2022.

多謝貴公司申請本行中小企業分期貸款還息不還本及/或調整還款期服務，本行現通知貴公司的申請已獲批並於07/03/2022 生效。

Details of the terms of your loan as confirmed by you with Principal Payment Holiday and/or Tenor Adjustment are stated below. 有關上述貸款的還息不還本及/或調整還款期詳情如下：

Approved Loan Amount for Principal Payment	:	HKD 港幣 1,180,262.77
Holiday 獲批核還息不還本貸款額
Interest Rate (current rate) p.a. 年利率(現時利率)	:	2.75% (Prime Rate[2] minus 最優惠利率 [2] -2.5%)
Guarantee Fee 擔保費	:	Waived by HKMC Insurance Limited 香港按證保險有限公司豁免
Duration of Principal Payment Holiday period	:	5 months 個月
還息不還本期
Monthly Repayment Amount during Principal	:	HKD 港幣 2,704.77
Payment Holiday period 還息不還本期間每月還款額
Repayment Period after Principal Payment	:	72 months 個月
Holiday period
還息不還本期後還款期
Monthly Repayment Amount after Principal	:	HKD 港幣 17,800.83
Payment Holiday period 還息不還本期後每月還款額
Repayment Account 還款戶口號碼	:	415-1-066075-2
Repayment Date 還款日期	:	Repayment will commerce one month after the date upon which
the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday the repayment date will be changed to the next working day.還款將由銀行貸出上述貸款日期後
一個月開始，如該月還款日為星期日或公眾假期，則還款日將順延至下一個
工作天。
Early Redemption Fee	:	For early redemption, no early redemption charge will be imposed.
提前清還手續費		如貴公司要求提前全部清還貸款，本行將不會收取任何手續費。

Should you require further information on your Business Instalment Loan, please contact us at (852) 2866-8868. After the language is selected, please press “5”, “3” and then “1” to talk to our Customer Service Representative.

如閣下有任何查詢，請致電熱線，選擇語言後，按「5」、「3」、及「1」於本行客戶服務主任聯絡。

The processing of your application was conducted according to the Bank’s prevailing credit policy and credit check with credit reference agency of sole proprietor, partner and company (if any). If company(ies) want to access their credit report, they may contact Dun & Bradstreet (HK) Limited (D&B) at (852)2516-1100 (for commercial credit information). 此申請是根據本行信貸批核條款及有關獨資東主、合夥人及公司(如有)於信貸資料機構的資料作處理。如上述公司要求查閱其公司之商業信貸紀錄，可致電(852)2516-1100 與美國鄧白氏商業資料(香港)有限公司聯絡。

Standard Chartered Bank (Hong Kong) Limited 渣打銀行(香港)有限公司謹啓

cc. LAU TOM KO YUEN

LAU KWOK YAN MICHAEL

1 The terms “Principal Payment Holiday”, “Principal Repayment Holiday” and “Principal Moratorium”, when used, shall bear the same meaning and are used interchangeably.

「延遲償還貸款本金」及「還息不還本」含義相同，可以互換使用。

2 The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%.

現時香港按揭證卷有限公司公佈的最優惠利率為 5.25%

This computer generated letter requires no signature. In the event of any discrepancy between the Chinese and English versions of the notice, the English version should prevail. 此乃電腦編印信件，本行無須簽署，如中文譯本與英文有異，概以英文本為準。

CONFIDENTIAL

08/03/2022		FULLREPAYMENT SCHEDULE
*GRAND ALLIANCE INTERNATIONAL LIMITED	Loan Account No	53304195
UNIT A4/F	Repayment Account No	415-1-066075-2
MEYER INDUSTRIAL BUILDING	Loan Drawdown Date Interest Rate	07/03/2022
2 CHONG YIP STREET	p.a.[1]	2.75%
KWUN TONG KLN	Principal Payment Holiday[2] Period Maturity	5
HK	Date	07/08/2028
	Outstanding Instalments	77
	Arrears Balance	0.00

Thank you for choosing our Business Instalment Loan under the SME Financing Guarantee Scheme - special 100% Loan Guarantee. we are pleased to provide you with a schedule of repayments for the full tenor for your record and ease of financial planning. Please note that the monthly repayment amount is subject to adjustment according to the prevailing interest rate, upon which a revised schedule will be mailed to you.

Date	Term		Repayment	Principal Payment	Interest Payment	Loan Outstanding	Misc. Fee*
(DD/MM/YYYY)	(Month)		Amount	(HKD)	(HKD)	(HKD)	(HKD)
			(HKD)

07/04/2022		1	2,704.77	0.00	2,704.77	1,180,262.77	0.00
07/05/2022		2	2,704.77	0.00	2,704.77	1,180,262.77	0.00
07/06/2022		3	2,704.77	0.00	2,704.77	1,180,262.77	0.00
07/07/2022		4	2,704.77	0.00	2,704.77	1,180,262.77	0.00
07/08/2022		5	2,704.77	0.00	2,704.77	1,180,262.77	0.00
07/09/2022		6	17,800.83	15,096.06	2,704.77	1,165,166.71	0.00
07/10/2022		7	17,800.83	15,130.66	2,670.17	1,150,036.05	0.00
07/11/2022		8	17,800.83	15,165.33	2,635.50	1,134,870.72	0.00
07/12/2022		9	17,800.83	15,200.08	2,600.75	1,119,670.64	0.00
07/01/2023		10	17,800.83	15,234.92	2,565.91	1,104,435.72	0.00
07/02/2023		11	17,800.83	15,269.83	2,531.00	1,089,165.89	0.00
07/03/2023		12	17,800.83	15,304.82	2,496.01	1,073,861.07	0.00
07/04/2023		13	17,800.83	15,339.90	2,460.93	1,058,521.17	0.00
07/05/2023		14	17,800.83	15,375.05	2,425.78	1,043,146.12	0.00
07/06/2023		15	17,800.83	15,410.29	2,390.54	1,027,735.83	0.00
07/07/2023		16	17,800.83	15,445.60	2,355.23	1,012,290.23	0.00
07/08/2023		17	17,800.83	15,481.00	2,319.83	996,809.23	0.00
07/09/2023		18	17,800.83	15,516.48	2,284.35	981,292.75	0.00
07/10/2023		19	17,800.83	15,552.03	2,248.80	965,740.72	0.00
07/11/2023		20	17,800.83	15,587.67	2,213.16	950,153.05	0.00
07/12/2023		21	17,800.83	15,623.40	2,177.43	934,529.65	0.00
07/01/2024		22	17,800.83	15,659.20	2,141.63	918,870.45	0.00
07/02/2024		23	17,800.83	15,695.09	2,105.74	903,175.36	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

standard chartered Bank (Hong Kong) Limited

1The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%.

2The terms “Principal Payment Holiday”, “Principal Repayment Holiday” and “Principal Moratorium”, when used, sha11 bear the same meaning and are used interchangeably.

This computer generated letter requires no signature.

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CONFIDENTIAL

Date	Term	Repayment	Principal	Payment	Interest Payment	Loan Outstana1ng	Misc. Fee*
(DD/MM/YYYY)	(Month)	Amount	(HKD)		(HKD)	(HKD)	(HKD)
		(HKD)

07/04/2024	25	17,800.83		15,767.10	2,033.73	871,677.21	0.00
07/05/2024	26	17,800.83		15,803.24	1,997.59	855,873.97	0.00
07/06/2024	27	17,800.83		15,839.45	1,961.38	840,034.52	0.00
07/07/2024	28	17,800.83		15,875.75	1,925.08	824,158.77	0.00
07/08/2024	29	17,800.83		15,912.13	1,888.70	808,246.64	0.00
07/09/2024	30	17,800.83		15,948.60	1,852.23	792,298.04	0.00
07/10/2024	31	17,800.83		15,985.15	1,815.68	776,312.89	0.00
07/11/2024	32	17,800.83		16,021.78	1,779.05	760,291.11	0.00
07/12/2024	33	17,800.83		16,058.50	1,742.33	744,232.61	0.00
07/01/2025	34	17,800.83		16,095.30	1,705.53	728,137.31	0.00
07/02/2025	35	17,800.83		16,132.18	1,668.65	712,005.13	0.00
07/03/2025	36	17,800.83		16,169.15	1,631.68	695,83S.98	0.00
07/04/2025	37	17,800.83		16,206.21	1,594.62	679,629.77	0.00
07/05/2025	38	17,800.83		16,243.35	1,557.48	663,386.42	0.00
07/06/2025	39	17,800.83		16,280.57	1,520.26	647,105.85	0.00
07/07/2025	40	17,800.83		16,317.88	1,482.95	630,787.97	0.00
07/08/2025	41	17,800.83		16,355.27	1,445.56	614,432.70	0.00
07/09/2025	42	17,800.83		16,392.76	1,408.07	598,039.94	0.00
07/10/2025	43	17,800.83		16,430.32	1,370.51	581,609.62	0.00
07/11/2025	44	17,800.83		16,467.97	1,332.86	565,141.65	0.00
07/12/2025	45	17,800.83		16,505.71	1,295.12	548,635.94	0.00
07/01/2026	46	17,800.83		16,543.54	1,257.29	532,092.40	0.00
07/02/2026	47	17,800.83		16,581.45	1,219.38	515,510.95	0.00
07/03/2026	48	17,800.83		16,619.45	1,181.38	498,891.50	0.00
07/04/2026	49	17,800.83		16,657.54	1,143.29	482,233.96	0.00
07/05/2026	50	17,800.83		16,695.71	1,105.12	465,538.25	0.00
07/06/2026	51	17,800.83		16,733.97	1,066.86	448,804.28	0.00
07/07/2026	52	17,800.83		16,772.32	1,028.51	432,031.96	0.00
07/08/2026	53	17,800.83		16,810.76	990.07	415,221.20	0.00
07/09/2026	54	17,800.83		16,849.28	951.55	398,371.92	0.00
07/10/2026	55	17,800.83		16,887.89	912.94	381,484.03	0.00
07/11/2026	56	17,800.83		16,926.60	874.23	364,557.43	0.00
07/12/2026	57	17,800.83		16,965.39	835.44	347,592.04	0.00
07/01/2027	58	17,800.83		17,004.26	796.57	330,587.78	0.00
07/02/2027	59	17,800.83		17,043.23	757.60	313,544.55	0.00
07/03/2027	60	17,800.83		17,082.29	718.54	296,462.26	0.00
07/04/2027	61	17,800.83		17,121.44	679.39	279,340.82	0.00
07/05/2027	62	17,800.83		17,160.67	640.16	262,180.15	0.00
07/06/2027	63	17,800.83		17,200.00	600.83	244,980.15	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited

This computer generated letter requires no signature.

CONFIDENTIAL

Date	Term	Repayment	Principal Payment	Interest Payment	Loan Outstanding	Misc. Fee*
(DD/MM/YYYY)	(Month)	Amount	(HKD)	(HKD)	(HKD)	(HKD)
		(HKD)

07/08/2027	65	17,800.83	17,278.92	521.91	210,461.81	0.00
07/09/2027	66	17,800.83	17,318.52	482.31	193,143.29	0.00
07/10/2027	67	17,800.83	17,358.21	442.62	175,785.08	0.00
07/11/2027	68	17,800.83	17,397.99	402.84	158,387.09	0.00
07/12/2027	69	17,800.83	17,437.86	362.97	140,949.23	0.00
07/01/2028	70	17,800.83	17,477.82	323.01	123,471.41	0.00
07/02/2028	71	17,800.83	17,517.87	282.96	105,953.54	0.00
07/03/2028	72	17,800.83	17,558.02	242.81	88,395.52	0.00
07/04/2028	73	17,800.83	17,598.26	202.57	70,797.26	0.00
07/05/2028	74	17,800.83	17,638.59	162.24	53,158.67	0.00
07/06/2028	75	17,800.83	17,679.01	121.82	35,479.66	0.00
07/07/2028	76	17,800.83	17,719.52	81.31	17,760.14	0.00
07/08/2028	77	17,800.84	17,760.14	40.70	0.00	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited

This computer generated letter requires no signature.

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